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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2006
SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE

Item 8.01 Other Events
     On June 13, 2006, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing (1) the Company’s intention to purchase up to an additional $2.5 million of Sun Hydraulics stock, to be completed no later than January 15, 2007, on the open market or through privately negotiated transactions; and (2) the declaration of a $0.10 per share cash dividend on its common stock, payable on July 15, 2006, to shareholders of record as of June 30, 2006.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
99.1      Press release dated June 13, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION
By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: June 14, 2006